UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)     Appointment of Certain Officers

AAON, Inc. (“AAON” or the “Company”), announced that its Board of Directors elected Gene Stewart as Executive Vice President of AAON, Inc., effective January 1, 2022. In addition, the Board of Directors of the Company’s wholly-owned subsidiary, AAON Coil Products, Inc. (“AAON Coil Products”), has elected Doug Wichman as Executive Vice President of AAON Coil Products, also effective January 1, 2022. Mr. Wichman will also serve as a Vice President of AAON, Inc., effective January 1, 2022.

Mr. Stewart has served as President of AAON Coil Products, based in Longview, Texas, from April 2020 until December, 2021. Prior to April 2020, Mr. Stewart served as President of North Texas Farm & Garden, a power equipment business specializing in Commercial and Residential equipment located in Lewisville, Texas. Mr. Stewart also previously served as the Aftermarket Business Leader – Parts and Warranty Service for AAON from January 2013 through January 2015. Mr. Stewart was the Parts Sales and Distribution Leader for Texas AirSystems from April 2009 through 2012 and prior to that spent over 15 years in several positions at Trane, including Parts Distribution and LCU Equipment Sales. He has a BA in Management and Marketing from the University of Texas at Arlington.

Mr. Wichman has been with the Company since 2013. Prior to this promotion, he most recently served as AAON’s Director of Manufacturing in Tulsa, and prior to that held several roles, including Plant Manager from 2017 to 2018 and Manufacturing Engineer from 2013 to 2017. Mr. Wichman has extensive knowledge and experience with all aspects of AAON’s manufacturing processes. He earned his BA in Mechanical Engineering from Montana Tech and MBA from the University of Montana.

Messrs. Stewart and Wichman will be eligible to participate in all elements of the Company’s executive compensation package. Messrs. Stewart and Wichman and the Company have not entered into any employment agreement in connection with their appointments to their respective positions.

Messrs. Stewart and Wichman do not have any family relationships with any of the Company’s directors or officers and are not party to any transactions of the type listed in Item 404(a) of Regulation S-K.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated January 4, 2022 announcing Executive Leadership Appointments.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	January 5, 2022	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary